                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                              RIGHTS CERTIFICATES
                                   ISSUED BY
                        PENN TREATY AMERICAN CORPORATION

    This form, or one substantially equivalent hereto, must be used to exercise
Rights pursuant to the Rights Offering described in the Prospectus Supplement dated April 25, 2001, to the Prospectus dated November 15, 2000 (the "Prospectus
Supplement") of Penn Treaty American Corporation, a Pennsylvania corporation
(the "Company"), if a holder of rights cannot deliver the Rights Certificate(s) evidencing the Rights (the "Rights Certificate(s)"), to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m., Eastern Time, on May 25, 2001, unless extended by the Company (as it may be extended, the "Expiration Date"). Such form must be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent, and must be received by the Subscription Agent at or prior to the Expiration Date. See
"Description of Rights--Exercise of Rights" in the Prospectus Supplement.
Payment of the Subscription Price of $2.40 per share subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent in the manner specified in the Instructions as to Use of Rights Certificates at or prior to the Expiration Date even if the Rights Certificate evidencing such Rights is being delivered pursuant to the procedure for guaranteed delivery thereof.

                           THE SUBSCRIPTION AGENT IS:
                           FIRST UNION NATIONAL BANK
                              GENERAL INFORMATION:

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                                  Facsimile Transmission               By Hand or
          By Mail:                     Copy Number:                Overnight Courier:
-------------------------------------------------------------------------------------------
  First Union National Bank           (704) 590-7628            First Union National Bank
    1525 West W.T. Harris          Confirm Facsimile by           1525 West W.T. Harris
       Boulevard, 3C3                   Telephone:                   Boulevard, 3C3
  Charlotte, NC 28262-1153            (704) 590-7411            Charlotte, NC 28262-1153
Attention: Corporate Actions,                                 Attention: Corporate Actions,
 Corporate Trust Operations                                    Corporate Trust Operations
-------------------------------------------------------------------------------------------

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN THAT SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby represents that he or she is the holder of Rights
Certificate(s) representing             Rights and that such Rights
Certificate(s) cannot be delivered to the Subscription Agent. Upon the terms and subject to the conditions set forth in the Prospectus Supplement, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) the Basic Subscription Privilege to subscribe for one share of Common Stock per Right with respect to Rights represented by such Rights Certificate and
(ii) the Oversubscription Privilege, to the extent that Remaining Shares (as defined in the Prospectus Supplement) are available therefor, for an aggregate
of up to             Remaining Shares. The undersigned understands that payment of the Subscription Price of $2.40 per share subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent within three New York Stock Exchange trading days following the Expiration Date, and represents that such payment, in the
aggregate amount of $            , either (check appropriate box(es)):

/ / is being delivered to the Subscription Agent; or

/ / has been delivered separately to the Subscription Agent; and is being or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

    / / Wire Transfer of Funds directed to First Union National Bank, ABA Routing No. 0530-00219, Account No. 5000000016439; Reference Penn Treaty American Corporation.

       Name of transferor institution __________________________________________

       Date of transfer ________________________________________________________

       Confirmation number (if available) ______________________________________

    / / Uncertified check payable to First Union National Bank, as Subscription Agent (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Rights holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

       Name of maker ___________________________________________________________

       Date of check ___________________________________________________________

       Bank on which check is drawn ____________________________________________

    / / Certified check payable to First Union National Bank

       Name of maker ___________________________________________________________

       Date of check ___________________________________________________________

       Bank on which check is drawn ____________________________________________

    / / Cashier's check payable to First Union National Bank

       Name of maker ___________________________________________________________

       Date of draft ___________________________________________________________

    / / Money order payable to First Union National Bank

       Issuer of money order ___________________________________________________

       Date of money order _____________________________________________________

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
Signature(s) -------------------------------   Address ------------------------------------

------------------------------------------       -----------------------------------------

Name(s) ---------------------------------        -----------------------------------------
        Please type or print                                (Include Zip Code)

------------------------------------------     Telephone Numbers --------------------------

------------------------------------------     ------------------------------------------
(If signature is by a trustee(s),
executors(s), administrator(s), guardian(s),   Rights Certificates No(s.)
attorney(s)-in-fact, agent(s), officer(s) or   (if available) ----------------------------
a corporation or another acting in a
fiduciary or representative capacity, such
capacity must be clearly indicated above).

                             GUARANTEE OF DELIVERY
          (Not to be used for Rights Certificate Signature Guarantee)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees that the undersigned will deliver to the Subscription Agent the Rights Certificate(s) representing the Rights being exercised hereby, with any required signature guarantees and any other required documents and the Subscription Price, all within three New York Stock Exchange trading days following the Expiration Date.

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
     ----------------------------------        Dated: --------------------------, 2001
               (Name of Firm)

                                               Address: ------------------------------
     ----------------------------------
           (Authorized Signature)

     ----------------------------------           --------------------------------------
                   (Name)                                  (Including Zip Code)

     ----------------------------------           --------------------------------------
                   (Title)                           (Area Code and Telephone Number)

    The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) and the Subscription Price to the Subscription Agent within the time period shown therein. Failure to do so could result in a financial loss to such institution.